Exhibit 10.7(a)


           AGREEMENT BETWEEN EDUCATIONAL VIDEO CONFERENCING, INC. AND
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                FOR THE OFFERING OF INTERACTIVE TELEVISED COURSES
                         AND DISTANCE LEARNING PROGRAMS

                                   WITNESSETH

This AGREEMENT is executed this 30th day of June 1999, (and is effective as of the 8th day of July, 1999) between Educational Video Conferencing Inc. (hereinafter "EVC"), with offices located at 35 EastGrassy Sprain Road, Suite 504, Yonkers, New York 10710, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (hereinafter "Merrill Lynch"), with its World Headquarters located at the World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

Whereas, Merrill Lynch offers a Tuition Assistance Program to its employees pursuant to which employees may qualify for reimbursement of tuition paid to qualifying colleges and universities; and

WHEREAS, certain colleges and universities have contracted with third parties which provide college courses to matriculated and non-matriculated students at the students' place of employment via telecommunications and video conferencing facilities, on an interactive, real-time basis (hereinafter referred to as "Interactive Televideo Distance Learning"); and

WHEREAS, EVC is one such provider of Interactive Televideo Distance Learning which is (a) currently under contract with colleges and universities which qualify for Merrill Lynch's Tuition Assistance Program, and (b) paid by such colleges and universities to deliver the college courses and materials comprising the Interactive Televideo Distance Learning; and

WHEREAS, Merrill Lynch desires to provide its employees with the opportunity to participate in Interactive Televideo Distance Learning at domestic locations designated by Merrill Lynch pursuant to individual Schedule(s) issued pursuant hereto; and

WHEREAS,  EVC has the ability to provide  such  Interactive  Televideo  Distance
Learning and agrees to provide same to Merrill Lynch in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, the parties agree as follows:

EVC agrees to make available Interactive Televideo Distance Learning to Merrill Lynch employee who (a) qualify for Tuition Assistance Program, (b) have made application to their respective colleges and universities that they be allowed to participate in Interactive Televideo Distance Leaning with EVC at designated Merrill Lynch premises, and (c) have been granted the right by their college or university to do so, commencing with the Fall 1999 semester.

Pursuant to Merrill Lynch's written request, which shall take the form of a Schedule (an example of which is attached hereto as Exhibit A), EVC will provide to Merrill Lynch, such materials (in hard copy and/or electronic format), computer programs and Merrill Lynch approved equipment (collectively referred to as "Technology") as may be necessary to implement the Interactive Televideo Distance Learning; provided, however, that in all instances EVC shall be subject to the security requirements and operational procedures of Merrill Lynch, as well as the direction and management of the ML personnel who shall serve as the "ML Site Liaison" The ML Site Liaison shall supervise, coordinate and manage the implementation of EVC's Interactive Televideo Distance Learning at the ML location designated in the Schedule with personnel from all relevant ML business, functional and operational areas, e.g., Domestic Site Management, Training and Development, Corporate Human Resources, and such other functional and operational areas of Merrill Lynch which has/have jurisdiction over the ML location and the business conducted therein or therewith.

EVC hereby agrees to take direction from the ML Site Liaison and such other ML personnel as designated by the ML Site Liaison in Implementing the Interactive Televideo Distance Learning to meet the dates and times for delivery of the courses at the particular ML location. In no event shall EVC (1) use any ML equipment, including without limitation any desktop computers or video conferencing equipment at the designated ML location without the prior written consent of authorized personnel, or (2) install any equipment on ML premises, without the prior written consent of authorized personnel from (a) of the ML business unit requesting the Interactive Televideo Distance Learning, and (b) ML Domestic Site Management for such location.

         EVC will provide video enabled computers for Merrill Lynch locations if the student course registrations at said locations meet EVC projections for each said location, subject to the approval of the appropriate Merrill Lynch business unit and appropriate domestic site management.

It is acknowledged and agreed by EVC that under no circumstances shall the cost of implementing EVC's interactive Televideo Distance Learning be borne by ML, unless otherwise expressly agreed in the Schedule by authorized personnel of the ML business unit requesting EVC's services and programming.

In the event that, in the opinion of EVC, enrollment justifies additional video conferencing room systems, EVC will provide and install such additional room video conferencing systems that shall be compatible with Merrill Lynch's installed base of video conferencing systems at no cost to Merrill Lynch, subject to the approval of the appropriate Merrill Lynch business unit and appropriate domestic site management.

MERRILL LYNCH agrees to allow EVC to transmit courses on a schedule to be mutually agreed upon and general conformity with Monday through Thursday from 5:00 p.m. to 11:00 p.m., Friday 5:00 p.m. to 8:00 p.m. and Saturday from 9:00 a.m. to 3:00 p.m.

Subject to the approval of the appropriate Merrill Lynch business unit and appropriate ML domestic site management, EVC will offer courses over video enabled desktop computers supplied by EVC at locations to be mutually agreed upon and subject to minimum college student course registrations.

MERRILL LYNCH agrees that it will make its employees aware of their option to participate in the EVC Interactive Televideo Distance Learning program as part of the ML Tuition Assistance Program

EVC shall also coordinate its activities with (and through) Ms. Carol Herman, Manager, ML Tuition Assistance Program, and in accordance with ML's policies and procedures concerning same.

EVC shall offer undergraduate and graduate courses and programs in Management, Marketing, Economics, Finance and Accounting to MERRILL LYNCH from accredited colleges and universities. The specific courses, degree programs and designated colleges and universities shall be subject to the review and approval of the manager, ML Tuition Assistance Program, or her designee, in consultation with the ML Site Liaison, prior to the commencement of the applicable academic term(s) ML will endeavor to complete such review and approval three (3) months prior to such academic terms(s) Subject to Merrill Lynch's prior written approval, certain communications describing the Interactive Televideo Distance Learning program may be provided (electronically or otherwise) by Merrill Lynch to Merrill Lynch employees. Such approval, if any, will be set forth in the applicable Schedule.

MERRILL LYNCH's Tuition Assistance Program, through its Manager, agrees to endeavor to provide EVC with such information concerning enrollment in the Interactive Televideo Distance Learning program at ML as it deems reasonable and necessary to the successful implementation and operation of the program at ML.

Subject to the written approval of the appropriate Merrill Lynch business unit and appropriate domestic site management, ML will allow EVC to utilize its installed base of room systems to transmit courses to ML employees at no cost to EVC.

Unless otherwise expressly provided in a Schedule by the ML business unit requesting the Interactive Televideo Distance Learning at the designated ML location, EVC agrees that it will pay all telecommunications costs, including monthly charges, associated with signal transport from any educational provider to EVC's bridge at no cost to Merrill Lynch. EVC is also responsible to pay all multipoint bridging costs.

MERRILL LYNCH agrees that it will pay all telecommunications costs including monthly charges associated with signal transport from ML's video conferencing sites to EVCs bridge.

Merrill Lynch agrees that it will provide its employees with access to Merrill Lynch facilities from which to participate in EVC courses at no cost to EVC; ML shall be responsible for security personnel, if necessary.

It is acknowledged and agreed by EVC that the opportunity to present Interactive Televideo Distance Learning to ML employees at ML designated locations is provided to EVC on a non-exclusive basis; that nothing in this Agreement shall prevent ML from entering into the same or similar arrangements with other providers of the same or comparable services or programs. The parties agree that they will cooperate with one another in promotion the EVC program to ML employees.

EVC agrees to comply with all the rules, policies and procedures of ML Tuition Assistance Program, as well as ML's security regulations and operational procedures in implementing this Interactive Televideo Distance Learning program at each ML designated location.

Subject to the approval of the appropriate Merrill Lynch business unit and appropriate ML site management, EVC shall be permitted to conduct open houses and registration meetings at such Ml locations as can be mutually agreed upon from time to time.

MERRILL LYNCH shall grant EVC, its employees and/or agents such access to ML facilities as shall be reasonably necessary to the installation and maintenance of any equipment provided by EVC in connection with this agreement, as well as for the proper administration of the program contemplated hereunder.

Any equipment which is permitted by ML to be installed by EVC in conjunction with this program (which permission, if granted, shall be set forth in the Schedule applicable to the ML designated location and initialed by authorized ML Domestic Site Management Personnel) shall remain the sole property of EVC and, upon the expiration determination thereof shall be immediately picked by EVC.

MERRILL LYNCH shall be permitted to utilize EVC equipment when same is not in use by EVC and agrees to hold EVC harmless and indemnify EVC for any loss or damages resulting from the use of said equipment by ML; in addition, ML agrees to immediately reimburse EVC for any costs associated with the repair or replacement of any equipment lost, damaged or stolen while in ML's possession.

In addition, ML agrees not to permit any other use, other than by EVC of its installed base of room systems during any regularly scheduled EVC class or course; ML further agrees to promptly repair or replace, as necessary, any of its equipment or systems which will be utilized by EVC in delivering access to classes and programs hereunder.

The terms of this agreement shall be five (5) years from the date first written above and this agreement shall be automatically extended for one additional year on each anniversary of the original execution.

In the event that either party should desire not to automatically extend this agreement, then the party so desiring must notify the other in writing, by Certified Mail, Return Receipt Requested, not less than ninety (90) days prior to the anniversary date of this agreement, in which case this agreement shall only have four (4) years remaining in its term.

EVC's Intellectual Property Infringement Indemnification

EVC shall defend, at its sole expense, indemnify, defend and hold harmless Merrill Lynch, its parents, and subsidiaries and affiliates of Merrill Lynch or its parent, and their respective clients, customers, suppliers, licensors, officers, directors, employees, agents, and contractors, from and against all loss liability, damages, costs and expense, judgments and awards (including without limitation, fees disbursements and expenses of legal counsel) resulting in any way from a claim or action for Infringement by virtue of Merrill Lynch's use and/or possession of the content, information, materials and/or Technology comprising the Interactive Televideo Distance Learning program provided by or on behalf of EVC hereunder. Merrill Lynch shall have the right to participate in the defense or any such claim or action and all negotiations for its settlement or compromise. Nothing herein shall give EVC the right to bind Merrill Lynch to any agreement without its prior written consent.

EVC, for itself and on behalf of its employees, agents, contractors and representatives ("Personnel"), agrees to defend, indemnify and hold Merrill Lynch, its parent and subsidiaries and affiliates of Merrill Lynch or its parent, and their respective clients, customers, suppliers, licensors, officers, directors, agents employees and contractors, harmless from and against any and all liabilities, damages, losses, expenses, demands, claims, suits or judgments (including reasonable attorney's fees, costs and expenses) arising out of or in connection with (a) any act or omission of EVC or EVC's Personnel, or (b) the services performed or the Interactive Televideo Distance Learning program components, in whole or in part, provided hereunder.

Confidential Information
------------------------

EVC, on its own behalf and on behalf of EVC Personnel, agrees that any information or material concerning Merrill Lynch, its parent or subsidiaries or affiliates of Merrill Lynch or its parent, their respective clients, customers, suppliers, licensors, officers, directors, employees, agents, and contractors, which is provided or disclosed to EVC, or to which EVC may otherwise have access during the term of this Agreement, is confidential and proprietary to Merrill Lynch ("Merrill Lynch Confidential Information"). Such information shall be held in trust and confidence by EVC and its personnel and shall not be disclosed to, or reproduced or used by EVC or its Personnel for its own purposes or distributed to any third-party. EVC acknowledges that all Merrill Lynch Confidential information is the sole and exclusive properly of Merrill Lynch and will be immediately returned by EVC either (a) upon request of Merrill Lynch or
(b) upon the termination of the Agreement, whichever occurs sooner. EVC shall inform its Personnel of these restrictions on the use, possession, distribution and disclosure of Merrill Lynch Confidential information and shall cause its Personnel to execute all necessary and appropriate documents and writings to ensure compliance with the obligations of trust and confidence set forth herein.

Representations, Warranties and Covenants.
-----------------------------------------

(a) EVC represents and warrants and covenants that (i) it has the expertise, experience and familiarity with the subject matter necessary to perform the Interactive Televideo Distance Learning program and provide all the content, materials, information and Technology comprising same under the terms of this Agreement; (ii) that the Interactive Televideo Distance Learning program shall be provided in accordance with and shall conform to the highest professional and industry standards; (ii) that the Interactive Televideo Distance Learning program shall be provided in accordance with and shall conform to the highest professional and industry standards; (iii) EVC has all right, title and interest in, or otherwise has the lawful right to provide, the Interactive Televideo Distance Learning program, in whole and in part, to Merrill Lynch under the terms and conditions of this Agreement; (iv) that EVC has all the requisite agreements, consents, permissions and licenses to provide the Interactive Televideo Distance Learning program to ML; and (v) that same does not Infringe upon any patent, copyright, trade secret or other intellectual property right or interest, proprietary or otherwise, of a third party ("Infringement");

EVC shall not use Merrill Lynch's name or logo, or that of its parent or any subsidiary or affiliate of Merrill Lynch, or its parent, in any publicity release or advertising or any other publicly distributed materials, including without limitation via the Internet or on any web site(s) or web page(s), without securing Merrill Lynch's prior written consent, which may be withheld in its sole discretion. Under no circumstances shall EVC be permitted to use the aforementioned logo, in any capacity or manner.

         It is expressly agreed and understood that except for EVC's (a) infringement indemnity obligations, (b) breach of confidentiality, (c) intentional act(s), gross negligence or willful misconduct, and except for damage to tangible property, neither party shall be liable for incidental, special or consequential damages related to or in connection with this Agreement.

All notices required to be given hereunder shall be done in writing and mailed certified, return receipt requested, to the other party at their last known address, and shall be deemed given when mailed.

This agreement shall be construed and interpreted under the laws of the State of New York.

         If any portion of this agreement is held to be void or unenforceable, it shall not effect the validity and enforceability of the remaining portions.

         Any  disputes   arising   hereunder  shall  be  determined  by  way  of
arbitration before the American Arbitration Association at their offices located in White Plains, New York.

         The foregoing constitutes the entire agreement between the parties with respect to the matters contained herein and no other such agreements shall be valid unless in writing and subscribed to with the same formality as this document.

WHEREFORE, the parties have hereunto affixed their hands and seals the date first indicated above.

MERRILL LYNCH



By:/s/ Jannine Viteli
   -------------------------------
         Jannine Viteli
         Relationship Manager
         FSOS, Performance Support



EDUCATIONAL VIDEO CONFERENCING, INC.



By: John J. McGrath, Ph.D
   --------------------------------
         John J. McGrath, Ph.D
         President